                                                                      EXHIBIT 11

                         CCC INFORMATION SERVICES GROUP, INC.
              STATEMENT RE:  COMPUTATION OF NET INCOME (LOSS) PER SHARE



                                                                                     Actual Year Ended
                                                         -----------------------------------------------------------------------
                                                           12/31/91       12/31/92       12/31/93       12/31/94       12/31/95
                                                         -----------    -----------    -----------    -----------    -----------
Net income (loss) per share from continuing operations:

Net income (loss) from continuing operations             ($5,946,000)   ($7,260,000)   ($5,774,000)  ($13,159,000)    $1,286,000
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Weighted average common shares outstanding:
  Shares attributable to common stock outstanding          8,671,629      9,080,716      9,245,033     13,089,916     16,294,387
  Shares to be issued in proposed offering                    --             --             --             --             --
  Shares attributable to common stock equivalents
    outstanding                                               --             --             --             --            582,937
  Shares attributable to options pursuant to
    Staff Accounting Bulletin No. 83                         147,227        147,227        147,227        147,227        147,227
                                                         -----------    -----------    -----------    -----------    -----------

                                                           8,818,856      9,227,943      9,392,260     13,237,143     17,024,551
                                                         -----------    -----------    -----------    -----------    -----------
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  Net income (loss) per share from continuing
    operations                                                ($0.67)        ($0.78)        ($0.61)        ($0.99)         $0.08
                                                         -----------    -----------    -----------    -----------    -----------
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Per share dividends and accretion:

Dividends and accretion                                       --             --             --        ($1,518,000)   ($3,003,000)
                                                         -----------    -----------    -----------    -----------    -----------
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Weighted average common shares outstanding:
  Shares attributable to common stock outstanding             --             --             --         13,089,916     16,294,387
  Shares to be issued in proposed offering                    --             --             --             --             --
  Shares attributable to common stock equivalents
    outstanding                                               --             --             --             --            582,937
  Shares attributable to options pursuant to
    Staff Accounting Bulletin No. 83                          --             --             --            147,227        147,227
                                                         -----------    -----------    -----------    -----------    -----------

                                                              --             --             --         13,237,143     17,024,551
                                                         -----------    -----------    -----------    -----------    -----------
                                                         -----------    -----------    -----------    -----------    -----------

  Per share dividends and accretion                           --             --             --             ($0.11)        ($0.18)
                                                         -----------    -----------    -----------    -----------    -----------
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Net income (loss) per share from total continuing operations:

 Net income (loss) from total
  continuing operations                                   (5,946,000)    (7,260,000)    (5,774,000)   (14,677,000)    (1,717,000)
                                                         -----------    -----------    -----------    -----------    -----------
                                                         -----------    -----------    -----------    -----------    -----------
Weighted average common shares outstanding:

 Shares attributable to common stock outstanding           8,671,629      9,080,716      9,245,033     13,089,916     16,294,387
 Shares to be issued in proposed offering                     --             --             --             --             --
 Shares attributable to common stock equivalents
   outstanding                                                --             --             --             --            582,937
 Shares attributable to options pursuant to Staff
   Accounting Bulletin No. 83                                147,227        147,227        147,227        147,227        147,227
                                                         -----------    -----------    -----------    -----------    -----------
                                                           8,818,856      9,227,943      9,392,260     13,237,143     17,024,551
                                                         -----------    -----------    -----------    -----------    -----------
                                                         -----------    -----------    -----------    -----------    -----------

Net income (loss) per share from total
 continuing operations:

Net income (loss) from total continuing operations              (.67)          (.79)          (.61)         (1.10)          (.10)
                                                         -----------    -----------    -----------    -----------    -----------
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Net income (loss) per share from discontinued operations:

Net income (loss) from discontinued operations            $ (194,000)    $  409,000    ($4,357,000)    $1,006,000         --
                                                         -----------    -----------    -----------    -----------    -----------
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Weighted average common shares outstanding:
  Shares attributable to common stock outstanding          8,671,629      9,080,716      9,245,033     13,089,916         --
  Shares to be issued in proposed offering                    --             --             --             --             --
  Shares attributable to common stock equivalents
    outstanding                                               --             --             --             --             --
  Shares attributable to options pursuant to
    Staff Accounting Bulletin No. 83                         147,227        147,227        147,227        147,227         --
                                                         -----------    -----------    -----------    -----------    -----------

                                                           8,818,856      9,227,943      9,392,260     13,237,143         --
                                                         -----------    -----------    -----------    -----------    -----------
                                                         -----------    -----------    -----------    -----------    -----------

  Net income (loss) per share from discontinued
    operations                                                 ($.02)          $.04          ($.47)          $.07         --
                                                         -----------    -----------    -----------    -----------    -----------
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Net income per share applicable to common stock:

Net income (loss) applicable to common stock             ($6,140,000)   ($6,851,000)  ($10,131,000)  ($13,671,000)   ($1,717,000)
                                                         -----------    -----------    -----------    -----------    -----------
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Weighted average common shares outstanding:
  Shares attributable to common stock outstanding          8,671,629      9,080,716      9,245,033     13,089,916     16,294,387
  Shares to be issued in proposed offering                    --             --             --             --             --
  Shares attributable to common stock equivalents
    outstanding                                               --             --             --             --            582,937
  Shares attributable to options pursuant to
    Staff Accounting Bulletin No. 83                         147,227        147,227        147,227        147,227        147,227
                                                         -----------    -----------    -----------    -----------    -----------

                                                           8,818,856      9,227,943      9,392,260     13,237,143     17,024,551
                                                         -----------    -----------    -----------    -----------    -----------
                                                         -----------    -----------    -----------    -----------    -----------

  Net income (loss) per share applicable
    to common stock                                            ($.69)         ($.74)        ($1.08)        ($1.03)        ($0.10)
                                                         -----------    -----------    -----------    -----------    -----------
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                                                                                                              Pro Forma
                                                          Pro forma      Actual Six Months Ended           Six Months Ended
                                                         Year Ended     --------------------------     -------------------------
                                                           12/31/95        6/30/95        6/30/96        6/30/95        6/30/96
                                                         -----------    -----------    -----------    -----------    -----------
Net income per share from continuing operations:

Net income (loss) from continuing operations              $3,538,000    ($1,107,000)    $6,691,000       ($97,000)    $7,520,000
                                                         -----------    -----------    -----------    -----------    -----------
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Weighted average common shares outstanding:
  Shares attributable to common stock outstanding         16,294,387     16,150,745     16,344,885     16,150,745     16,344,885
  Shares to be issued in proposed offering                 5,500,000         --             --          5,500,000      5,500,000
  Shares attributable to common stock equivalents
    outstanding                                              582,937        319,272      1,101,240        319,272      1,101,240
  Shares attributable to options pursuant to
    Staff Accounting Bulletin No. 83                         147,227        147,227        147,227        147,227        147,227
                                                         -----------    -----------    -----------    -----------    -----------

                                                          22,524,551     16,617,244     17,593,352     22,117,244     23,093,352
                                                         -----------    -----------    -----------    -----------    -----------
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  Net income (loss) per share from continuing
    operations                                                 $0.16         ($0.06)         $0.38         ($0.01)         $0.32
                                                         -----------    -----------    -----------    -----------    -----------
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Per share dividends and accretion:

Dividends and accretion                                    ($991,000)   ($1,455,000)   ($1,604,000)     ($480,000)     ($529,000)
                                                         -----------    -----------    -----------    -----------    -----------
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Weighted average common shares outstanding:
  Shares attributable to common stock outstanding         16,294,387     16,150,745     16,344,885     16,150,745     16,344,885
  Shares to be issued in proposed offering                 5,500,000         --             --          5,500,000      5,500,000
  Shares attributable to common stock equivalents
    outstanding                                              582,937        319,272      1,101,240        319,272      1,101,240
  Shares attributable to options pursuant to
    Staff Accounting Bulletin No. 83                         147,227        147,227        147,227        147,227        147,227
                                                         -----------    -----------    -----------    -----------    -----------

                                                          22,524,551     16,617,244     17,593,352     22,117,244     23,093,352
                                                         -----------    -----------    -----------    -----------    -----------
                                                         -----------    -----------    -----------    -----------    -----------

  Per share dividends and accretion                           ($0.05)        ($0.09)        ($0.09)        ($0.02)        ($0.02)
                                                         -----------    -----------    -----------    -----------    -----------
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Net income (loss) per share from total
 continuing operations:
Net income (loss) from total continuing operations         2,547,000     (2,562,000)     5,087,000       (577,000)     6,991,000
                                                         -----------    -----------    -----------    -----------    -----------
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Weighted average common shares outstanding:
 Shares attributable to common stock outstanding          16,294,387     16,150,745     16,344,885     16,150,745     16,344,885
 Shares to be issued in proposed offering                  5,500,000        --               --         5,500,000      5,500,000
 Shares attributable to common stock equivalents
  outstanding                                                582,937        319,272      1,101,240        319,272      1,101,240
Shares attributable to options pursuant to Staff
 Accounting Bulletin No. 83                                  147,227        147,227        147,227        147,227        147,227
                                                         -----------    -----------    -----------    -----------    -----------
                                                          22,524,551     16,617,244     17,593,352     22,117,244     23,093,352
                                                         -----------    -----------    -----------    -----------    -----------
                                                         -----------    -----------    -----------    -----------    -----------
Net income per share from total continuing operations            .11           (.15)           .29           (.03)           .30
                                                         -----------    -----------    -----------    -----------    -----------
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Net income per share from discontinued operations:

Net income from discontinued operations                       --             --             --             --             --
                                                         -----------    -----------    -----------    -----------    -----------
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Weighted average common shares outstanding:
  Shares attributable to common stock outstanding             --             --             --             --             --
  Shares to be issued in proposed offering                    --             --             --             --             --
  Shares attributable to common stock equivalents
    outstanding                                               --             --             --             --             --
  Shares attributable to options pursuant to
    Staff Accounting Bulletin No. 83                          --             --             --             --             --
                                                         -----------    -----------    -----------    -----------    -----------

                                                              --             --             --             --             --
                                                         -----------    -----------    -----------    -----------    -----------
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  Net income (loss) per share from discontinued
    operations                                                --             --             --             --             --
                                                         -----------    -----------    -----------    -----------    -----------
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Net income (loss) per share applicable to common stock:

Net income (loss) applicable to common stock              $2,547,000    ($2,562,000)    $5,087,000      ($577,000)    $6,991,000
                                                         -----------    -----------    -----------    -----------    -----------
                                                         -----------    -----------    -----------    -----------    -----------

Weighted average common shares outstanding:
  Shares attributable to common stock outstanding         16,294,387     16,150,745     16,344,885     16,150,745     16,344,885
  Shares to be issued in proposed offering                 5,500,000         --             --          5,500,000      5,500,000
  Shares attributable to common stock equivalents
    outstanding                                              582,937        319,272      1,101,240        319,272      1,101,240
  Shares attributable to options pursuant to
    Staff Accounting Bulletin No. 83                         147,227        147,227        147,227        147,227        147,227
                                                         -----------    -----------    -----------    -----------    -----------

                                                          22,524,551     16,617,244     17,593,352     22,117,244     23,093,352
                                                         -----------    -----------    -----------    -----------    -----------
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  Net income (loss) per share applicable
    to common stock                                            $0.11         ($0.15)         $0.29         ($0.03)         $0.30
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